Exhibit 99.1

TCF Financial Corporation

Second Quarter 2007 Investor Presentation

The Convenience Franchise

1.)                                  Corporate Profile

At June 30, 2007

•                                          $15 billion financial holding company headquartered in Minnesota

•                                          40th largest U.S. based bank by asset size1

•                                          446 bank branches, 133 branches opened since January 1, 2002

•                                          25th largest branch network2

•                                          10 campus card banking relationships - 6th largest3

•                                          1,700 ATMs free to TCF customers; 1,201 off-site

•                                          12th largest issuer of VISA® Classic debit cards4

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.5

•                                          ROA 1.95%;  ROE 28.08%

•                                          2,428,643 deposit accounts

1   Source:  CapitalBridge; 3/31/07

2   Source: SNL Financial, LC; 2Q07

3   Source: CR80News 2006 Banking Partner Survey

4   Source: VISA; 1Q07; ranked by sales volume

5   Source: The Monitor; 7/06

2.)                                  Corporate Profile

•                                          Bank branches located in seven states

	At 6/30/07	At 1/1/02
Traditional	191	134
Supermarket	241	234
Campus	14	7
Total	446	375

	At 6/30/07	At 1/1/02
Minnesota	108	88
Illinois	199	179
Michigan	56	57
Colorado	45	13
Wisconsin	32	33
Indiana	5	5
Arizona	1	—
Total	446	375

3.)                                  What Makes TCF Different

•                                          Convenience

                                            TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,700 free ATMs

•                                          Free debit cards

•                                          No purchase-fee gift cards

•                                          Free coin counting

•                                          TCF® Totally Free Online banking

•                                          De Novo Expansion

                                            TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Arizona

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

                                            Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance)

                                            and Power Liabilities® (checking, savings, money market and certificates of deposit accounts)

                                            are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

                                            TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  Share Repurchase Program

•                                          Repurchased 3.5 million shares of common stock during the first six months of 2007 at an average cost of $27.23 per share

•                                          At 6/30/07, 5.8 million shares remain available to purchase under board authorizations

6.)                                  Dividend History

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Dividends Paid	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.485	[2]

Dividend Payout Ratio:	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%	43%

10-year compounded annual growth rate of 17% is the 6th highest among the 50 largest banks in the country 1

1        Source:  CapitalBridge

2        Year-to-date

7.)                                  Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2003	$215.9	$93.0	$150.4	$243.4	113%
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007¹	144.9	63.0	94.2	157.2	108

Total	$1,125.8	$495.9	$555.2	$1,051.1	93%
% of net income		44%	49%	93%

1  Year-to-date

8.)                                  Power Assets

9.)                                  Consumer Home Equity Lending +11%*

($ millions)

	12/03	12/04	12/05	12/06	6/07

Total	$3,588	$4,382	$5,149	$5,883	$6,136

*    Twelve-month growth rate

10.)                           Consumer Home Equity Loans

At June 30, 2007

•                                          79% amortizing loans, 21% lines of credit

•                                          65% are 1st mortgages, 35% are 2nd mortgages

•                                          76% fixed rate and 24% variable rate (prime based)

•                                          Average home value of $242,9281

•                                          Yield 7.39%

•                                          Over-30-day delinquency rate .46%2

•                                          Net charge-offs: 2007 = .26%³, 2006 = .13%, 2005 = .10%

•                                          Average FICO score 721

1   Based on most recent appraisal values known to TCF

2   Excludes non-accrual loans

3   Annualized

11.)                           Commercial Lending

($ millions)

	12/03	12/04	12/05	12/06	6/07

Commercial Business	$429.4	$436.7	$435.2	$552.0	$569.1
Commercial Real Estate	1,916.7	2,154.4	2,297.5	2,390.7	2,354.8

Total	$2,346	$2,591	$2,733	$2,943	$2,924

12.)                           Commercial Loans

At June 30, 2007

•                                          Commercial real estate

•                                          25% retail services

•                                          21% apartment loans

•                                          16% office buildings

•                                          Commercial business — $569 million

•                                          Yield 7.30%

•                                          Over-30-day delinquency rate .38%1

•                                          Net charge-offs/(recoveries): 2007 = .04%2, 2006 = .02% , 2005 = (.08)%

•                                          Approximately 98% of all commercial loans secured

•                                          CRE location mix: 93% TCF Markets, 7% Other

1   Excludes non-accrual loans

2   Annualized

13.)                           Leasing and Equipment Finance 1 +14%*

($ millions)

	12/03	12/04	12/05	12/06	6/07

Leasing and Equipment Finance	$1,162	$1,389	$1,560	$1,899	$1,987

1               Includes operating leases

*            Twelve-month growth rate

14.)                           Leasing and Equipment Finance

At June 30, 2007

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.1

•                                          37th largest equipment finance/leasing company in the U.S.2

•                                          Equipment type

•                                          20% specialty vehicle

•                                          16% manufacturing

•                                          18% construction

•                                          16% medical

•                                          12% technology and data processing

•                                          Yield 7.76%

•                                          Uninstalled backlog of $281.6 million; up $31.9 million from year-end 2006

•                                          Over-30-day delinquency rate .58% 3

•                                          Net charge-offs: 2007 = .06%4, 2006 = .29%, 2005 = 1.50%5

1               Source: The Monitor; 7/06

2               Source: The Monitor; 6/07

3               Excludes non-accrual loans and leases

4               Annualized

5               Net charge-offs excluding leveraged lease were .18%

15.)                           Allowance for Loan & Lease Losses

($ millions)

	12/03		12/04		12/05		12/06		6/07

Allowance for Loan & Lease Losses	$72.5		$75.4		$55.8		$58.5		$66.8
Net Charge-offs (NCO)	$19.6		$17.5		$28.2		$18.0		$9.7

As a % of Loans & Leases:
Allowance	.87%		.80%		.55%		.52%		.58%
NCO	.24%		.20%		.29%		.17%		.17%[1]
Coverage Ratio	3.7	X	4.3	X	2.0	X	3.3	X	3.4	X1

1               Annualized

16.)                           Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/03	12/04	12/05	12/06	6/07

Delinquencies	.47%	.37%	.43%	.63%	.51%

Delinquencies	$38.7	$34.4	$43.6	$71.7	$58.7

1               Excludes non-accrual loans and leases

17.)                           Non-Performing Assets

($ millions)

	12/03	12/04	12/05	12/06	6/07

Non-Accrual Loans and Leases	$35.4	$46.9	$29.7	$43.2	$40.4
Real Estate Owned	33.5	17.2	17.7	22.4	44.8
Total	$68.9	$64.1	$47.4	$65.6	$85.2

Reserves/NAs:	205%	161%	188%	136%	165%
NPAs/Assets:	.61%	.52%	.35%	.45%	.57%

18.)                           Total Deposits +6%*

Average Balances

($ millions)

	12/03	12/04	12/05	12/06	6/07

Certificates of Deposit	$1,744	$1,494	$1,740	$2,291	$2,520
Money Market	887	764	641	621	607
Savings	2,072	1,936	2,076	2,306	2,407
Checking	3,073	3,582	4,023	4,190	4,196
Total	$7,776	$7,776	$8,480	$9,408	$9,730

Average Rate:	.73%	.55%	1.15%	2.08%	2.39%

Number of Deposit Accounts
(in thousands)	2,150	2,216	2,296	2,427	2,429

*            Twelve-month growth rate, excluding Michigan deposits sold.

19.)                           Premier Checking & Savings Deposits + 17%*

Average Balances

($ millions)

	12/31/03	12/31/04	12/31/05	12/31/06	6/30/07

Premier Savings	$—	$85	$427	$899	$1,090
Premier Checking	1	199	642	1,001	1,072
Total	$1	$284	$1,069	$1,900	$2,162

Average Rate:	1.77%	1.61%	2.73%	3.62%	3.65%

1-month LIBOR spread	(.56)	(.11)	(.65)	(1.48)	(1.67)

*            Twelve-month growth rate.

20.)                           Small Business Deposits +6%*

($ millions)

	12/03	12/04	12/05	12/06	6/07

Checking Deposits	$461	$546	$607	$614	$596
Money Market Deposits	1	17	89	116	145
Total	$462	$563	$696	$730	$741

# of Accounts	102,607	113,979	124,145	135,861	138,247

*      Twelve-month growth rate, excluding Michigan deposits sold

21.)                           Small Business Services and Products

At June 30, 2007

•                  $596 million in 0% interest checking account deposits

•                  Small business loans up to $500,000; small business adminstration loans up to $150,000

•                  103,452 TCF Business Check CardsSM

•                  TCF Miles Plus Business Check CardSM loyalty program

•                  TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

22.)                           Banking Fees and Other Revenue1

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$82.1	$87.7	$88.2	$94.4	$96.2
Second Quarter	92.8	104.5	100.1	106.7	108.7
Third Quarter	94.3	103.0	104.7	108.2	—
Fourth Quarter	90.6	98.8	100.9	101.3	—

Total	$360	$394	$394	$411	$205

1               Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

23.)                           Card Revenue +8%*

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$13.2	$13.5	$17.6	$21.3	$23.3
Second Quarter	14.8	16.0	19.8	22.9	24.9
Third Quarter	12.9	16.3	21.0	24.4	—
Fourth Quarter	12.1	17.7	21.4	23.5	—

Total	$53.0	$63.5	$79.8	$92.1	$48.2

Sales Volume:	$3,899	$4,735	$5,673	$6,465	$3,441	[1]

Avg. Off-line Interchange Rate:	1.43%	1.40%	1.43%	1.45%	1.42	% [1]

*            Year-to-date growth rate (‘07 vs. ‘06)

1               Year-to-date

24.)                           Card Revenue

•                                          12th largest issuer of VISA® Classic debit cards1

•                                          13th largest issuer of VISA® Commercial debit cards1

•                                          $3.4 billion in sales volume, up 9.0% 2

•                                          19.1 transactions per month on active cards, up 7.1% 2

1   Source: VISA; 1Q07; ranked by sales volume

2   Year-to-date

25.)                           New Branch Expansion

26.)                           Total New Branches

Branches opened since January 1, 2002

							12/07
	12/02	12/03	12/04	12/05	12/06	6/07	Projected

Supermarket Branches	15	20	31	38	43	46	49
Traditional and Campus Branches	12	26	45	66	80	87	93
Total	27	46	76	104	123	133	142

# of Branches Opened	27	19	30	28	19	11	20
Percent of Total	7%	11%	18%	23%	27%	30%	31%

27.)         New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(398)	$(113)	$35	$218	$265	$371	$427	$465	$587	$689

Traditional branch capital expenditure $3.7 million

1   Includes deposits and consumer lending

28.)         New Branch Total Deposits +20%*

Branches opened since January 1, 2002

($ millions)

	12/02	12/03	12/04	12/05	12/06	6/07

Deposits	$45	$116	$287	$782	$1,076	$1,226

*   Twelve-month growth rate

29.)         New Branch Total Deposit Accounts +37%*

Branches opened since January 1, 2002

(000s)

	12/02	12/03	12/04	12/05	12/06	6/07

Deposit Accounts	$35	$67	$127	$200	$290	$352

*   Twelve-month growth rate

30.)         New Branch Banking Fees & Other Revenue1 +30%*

Branches opened since January 1, 2002

($ millions)

	2002	2003	2004	2005	2006	2007

First Quarter	—	$1.0	$3.4	$7.6	$11.6	$15.0
Second Quarter	.1	1.6	6.1	9.9	14.2	18.5
Third Quarter	.3	2.1	7.0	10.9	14.8	—
Fourth Quarter	.7	2.5	7.6	11.3	14.2	—

Total	$1.1	$7.2	$24.1	$39.7	$54.8	$33.5

1     Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*    Twelve-month growth rate

31.)         Campus Banking

At June 30, 2007

•      Alliances with the Universities of Minnesota, Michigan and Illinois plus ten other colleges

•      Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•      Ranked 6th largest in number of campus card banking relationships in the U.S.1

•      112,033 total deposit accounts

•      $181 million in total deposits

1   Source: CR80News 2006 Banking Partner Survey

32.)         New Products and Services

•      TCF Power CheckingSM

•      TCF® Visa® Gift Cards

•      Merchant Gift Cards

•      TCF® CashRewardsSM Card Loyalty Program

•      Electronic Statement Delivery

•      TCF Express Check Conversion

•      TCF Express Remote Deposit

•      Medical Equipment Leasing

33.)         Financial Highlights

34.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2007	2006	Change
Net Interest Income	$272.9	$266.6	2.4%
Fees & Other Revenue:
Banking	204.9	201.1	1.9
Other	34.1	37.1	(8.1)
Total Fees and Other Revenue	239.0	238.2	.3
Gains on Sales of Branches and Real Estate	33.9	2.9	N.M.
Total Non-Interest Income	272.9	241.1	13.2
Total Revenue	$545.8	$507.7	7.5
Provision for Credit Losses	18.0	5.3	N.M.
Non-Interest Expense	326.7	321.2	1.7
Net Income	144.9	125.3	15.6

Diluted EPS	$1.14	$.96
ROA	1.95%	1.82%
ROE	28.08%	25.80%

N.M. Not Meaningful.

35.)         Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2007
	Balance	Net Income	%
Consumer Lending	$6,019	$18,976	15%
Leasing and Equipment Finance	1,859	16,802	14
Commercial Banking	2,919	9,754	8
Total Power Assets®	$10,797	$45,532	37%

Traditional and Campus Branches (205)	$7,427	$39,955	32
Supermarket Branches (241)	2,193	19,079	15
Total Power Liabilities®	$9,620	$59,034	47%
Total Power Assets & Liabilities		104,566	84
Equity and Other		19,599	16
Net Income Before Branch Sales		$124,165	100%
Michigan Branch Sales	110	20,688
Net Income	$9,730	$144,853

36.)         Return to Stockholders1 +18%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
6/87	$85.05	$110.34	$128.15
6/88	$76.64	$107.02	$119.30
6/89	$105.59	$130.55	$143.82
6/90	$76.26	$119.91	$167.53
6/91	$117.56	$138.76	$179.92
6/92	$225.27	$203.06	$204.05
6/93	$295.36	$244.55	$231.86
6/94	$304.72	$254.81	$235.12
6/95	$438.69	$288.03	$296.42
6/96	$627.69	$387.24	$373.49
6/97	$950.69	$604.53	$503.09
6/98	$1,156.51	$852.23	$654.83
6/99	$1,122.13	$886.04	$803.84
6/00	$1,066.08	$781.22	$862.11
6/01	$1,970.79	$1,010.73	$734.26
6/02	$2,136.98	$990.75	$602.18
6/03	$1,784.08	$1,062.82	$603.69
6/04	$2,672.97	$1,231.18	$719.06
6/05	$2,450.77	$1,318.41	$764.53
6/06	$2,590.40	$1,444.61	$830.51
6/07	$2,822.02	$1,544.43	$1,001.49

1    Assumes $100 invested June 18, 1986 with dividends reinvested

*  Annualized return since June 18, 1986

Source: SNL Financial, LC and S&P

37.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes, adoption of proposed federal legislation reducing interest subsidies and other benefits available to TCF in its education lending programs; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or  residential real estate values or changes in allowance for loan and lease losses dictated by market conditions or regulatory requirements; imposition of vicarious liability on  TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

38.)                           Appendix

39.)                           Diluted EPS

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007[1]

Diluted EPS	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$1.14

1  Year-to-date

40.)                           Net Income

($ millions)

	2003	2004	2005	2006	2007[1]

First Quarter	$60.1	$60.7	$63.5	$58.2	$82.7
Second Quarter	60.3	65.2	70.6	67.1	62.1
Third Quarter	36.0	61.7	65.5	65.9	—
Fourth Quarter	59.5	67.4	65.5	53.7	—

Total	$216	$255	$265	$245	$145

1   Year-to-date

41.)                           Net Interest Income

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$122.4	$118.4	$129.1	$131.2	$135.5
Second Quarter	119.8	122.4	131.3	135.4	137.4
Third Quarter	119.9	124.5	128.1	135.0	—
Fourth Quarter	119.1	126.5	129.3	135.9	—

Total	$481	$492	$518	$538	$273
Net Interest Margin:	4.54%	4.54%	4.46%	4.16%	4.01%[1]

1   Year-to-date (annualized)

42.)                           Risk-Based Capital

($ millions)

	12/03	12/04	12/05	12/06	6/07

Actual	$842	$959	$1,050	$1,173	$1,178
Well Capitalized Requirement	$785	$881	$983	$1,057	$1,084

Tier 1:	9.75%	9.12%	8.79%	8.65%	8.40%
Total:	10.73%	10.88%	10.68%	11.10%	10.86%
Target (10.6%):	$824	$934	$1,042	$1,120	$1,149
Excess RBC:	$57	$77	$67	$116	$93
Excess Over Target:	$18	$25	$8	$53	$28

43.)                           One Year Interest Rate Gap

($ millions)

	12/03	12/04	12/05	12/06	6/07
Adjusted Gap	$161	$585	$318	$(630)	$(1,191)

% of Total Assets	1.0%	4.7%	2.4%	(4.3)%	(8.0)%

44.)                           Power Asset Geographic Profile

($ 000s)

		Commercial
	Consumer	Real Estate	Leasing &
	Home Equity	& Commercial	Equipment
At June 30, 2007:	& Other	Business	Finance	Total
Minnesota	$2,378,279	$787,232	$70,466	$3,235,977
Illinois	1,888,746	640,037	65,594	2,594,377
Michigan	1,072,939	799,059	85,878	1,957,876
Wisconsin	496,215	426,022	37,688	959,925
Colorado	297,240	46,171	34,309	377,720
California	2,352	19,549	252,167	274,068
Florida	6,307	40,466	139,026	185,799
Texas	731	2,526	112,328	115,585
Arizona	10,812	14,906	81,524	107,242
Indiana	20,541	14,477	32,408	67,426
Other	26,905	133,465	1,002,240	1,162,610
Total	$6,201,067	$2,923,910	$1,913,628	$11,038,605

45.)                           Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

			Change
			Inc./(Dec.)
	6/30/07	6/30/06	$		%
Consumer Home Equity:
Variable-rate	$1,421	$1,689	$(268)		(16)%
Yield	8.80%	8.69%	11	bps

Fixed-rate	$4,614	$3,721	$893		24%
Yield	6.97%	6.80%	17	bps

Commercial:
Variable-rate	$990	$1,098	$(108)		(10)%
Yield	7.70%	7.56%	14	bps

Fixed- and adjustable-rate	$1,916	$1,801	$115		6%
Yield	6.42%	6.24%	18	bps

46.)                           Customer Payment Activity

Transaction Volume

(# millions)

	2007 [1]	2006 [1]	% Increase/ Decrease
Checks/ACH	60.3	65.1	(7.5)%
ATM	15.6	16.5	(5.5)%
Debit Card Purchases	94.1	86.5	8.8%

1   YTD 07 vs. YTD 06

47.)                           Net Charge-Offs by Business Line

					YTD[1]
	2003	2004	2005	2006	2007
Consumer home equity	.11%	.09%	.10%	.13%	.26%
Total Consumer	.30	.28	.19	.22	.28
Commercial real estate	.07	.02	—	.01	.03
Commercial business	.18	.04	(.51)	.09	.07
Leasing and equipment finance	.69	.43	1.50 [2]	.29	.06
Residential real estate	.01	.01	.01	.04	.02
Total	.24	.20	.29	.17	.17

1   Annualized

2   NCO’s excluding leveraged lease were .18% for 2005

48.)                           Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate, gains/losses on termination of debt, title insurance revenues (a business sold in 1999) and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.